
                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                     Part B
                      Statement of Additional Information

                              February 1, 2008

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Growth and
Income Fund (the "fund" or "WGI") dated February 1, 2008. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                 Capital World Growth and Income Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund may invest up to 10% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Baa or below by Moody's Investors
     Service ("Moody's") and BBB or below by Standard & Poor's Corporation
     ("S&P") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 5% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

..    For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S.
     dollars include American Depositary Receipts ("ADRs"), certain European
     Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management

                 Capital World Growth and Income Fund -- Page 2

on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

                 Capital World Growth and Income Fund -- Page 3

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization

                 Capital World Growth and Income Fund -- Page 4

cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the
European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

DEPOSITARY RECEIPTS - ADRs, in registered form, are designed for use in the U.S.
securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the
European and the U.S. securities markets, and may be dollar denominated.
Depositary receipts represent and may be converted into the underlying foreign security.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If

                 Capital World Growth and Income Fund -- Page 5

the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where

                 Capital World Growth and Income Fund -- Page 6

the bank accepts an irrevocable obligation to pay at maturity)) or bank notes,
(c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations),
(d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

                 Capital World Growth and Income Fund -- Page 7

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended November 30, 2007 and 2006 were both 30%. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3.   Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4.   Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5.   Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the
Securities Act of 1933;

6.   Invest in companies for the purpose of exercising control or management;

                 Capital World Growth and Income Fund -- Page 8

7.   Make loans to others except for (a) purchasing debt securities; (b)
entering into repurchase agreements; and (c) loaning portfolio securities;

8.   Issue senior securities, except as permitted under the Investment Company
Act of 1940 as amended (the "1940 Act");

9.   Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for
300% asset coverage;

10.  Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11.  Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

For the purposes of Investment Restriction number 7, the fund does not currently intend to engage in an ongoing or regular securities lending program.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof)
if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4.   The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if officers and directors of the fund, its investment adviser or principal underwriter individually own more than 1/2 of 1%
of such issuer's securities, and together own more than 5% of such issuer's securities.

6.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

                 Capital World Growth and Income Fund -- Page 9

7.   Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.)
Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors and to the extent such investments are allowed by an exemptive order granted by the
U.S. Securities and Exchange Commission.

8.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule
144A securities and 4(2) commercial paper).

9.    The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of its net assets.

10.  The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                Capital World Growth and Income Fund -- Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                     NUMBER OF
 POSITION WITH FUND                                              PORTFOLIOS/3/
 (YEAR FIRST ELECTED               PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/2/)                  DURING PAST FIVE YEARS        BY DIRECTOR            BY DIRECTOR
-------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato, 61         Chairman of the Board,                 6         Ducommun Incorporated
 Director (2005)                President and CEO, Ducommun
                                Incorporated (aerospace
                                components manufacturer)

-------------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 74      Private investor; former              21         AECOM Technology
 Director (1993)                President and CEO, The Mission                   Corporation;
                                Group (non-utility holding                       Ducommun Incorporated;
                                company, subsidiary of                           IHOP Corporation;
                                Southern California Edison                       Southwest Water Company
                                Company)
-------------------------------------------------------------------------------------------------------------
 Robert J. Denison, 66          Chair, First Security                  5         None
 Director (2005)                Management (private
                                investment)
-------------------------------------------------------------------------------------------------------------
 Koichi Itoh, 67                Executive Chairman of the              5         None
 Director (2005)                Board, Itoh Building Co., Ltd.
                                (building management); former
                                President, Autosplice KK
                                (electronics)
-------------------------------------------------------------------------------------------------------------
 Merit E. Janow, 49             Professor, Columbia                    4         The Nasdaq Stock Market,
 Director (2001)                University, School of                            Inc.
                                International and Public
                                Affairs; former Member, World
                                Trade Organization Appellate
                                Body
-------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila, 53        Private investor; Chairman of          6         None
 Chairman of the Board          the Board and CEO, Ladera
 (Independent and               Management Company (venture
 Non-Executive) (1993)          capital and agriculture);
                                former owner and President,
                                Energy Investment, Inc.

-------------------------------------------------------------------------------------------------------------
 Gail L. Neale, 72              President, The Lovejoy                 4         None
 Director (1993)                Consulting Group, Inc. (a pro
                                bono consulting group advising
                                nonprofit organizations)

-------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill, Ph.D.,      Member of the Board of                 2         None
 71                             Directors, The Lowy Institute
 Director (1993)                for International Policy
                                Studies, Sydney Australia;
                                former Planning Director and
                                acting CEO, United States
                                Studies Centre, University of
                                Sydney, Australia; former
                                Deputy Chairman of the Council
                                and Chairman of the
                                International Advisory Panel,
                                Graduate School of Government,
                                University of Sydney,
                                Australia; former Chairman of
                                the Council, Australian
                                Strategic Policy Institute;
                                former Chichele Professor of
                                the History of War and Fellow,
                                All Souls College, University
                                of Oxford; former Chairman of
                                the Council, International
                                Institute for Strategic
                                Studies
-------------------------------------------------------------------------------------------------------------
 Donald E. Petersen, 81         Retired; former Chairman of            2         None
 Director (1993)                the Board and CEO, Ford Motor
                                Company
-------------------------------------------------------------------------------------------------------------
 Stefanie Powers, 65            Actor, Producer; Co-founder            2         None
 Director (1993-1996, 1997)     and President of The William
                                Holden Wildlife Foundation;
                                conservation consultant to
                                Land Rover and Jaguar North
                                America; author of The Jaguar
                                Conservation Trust

-------------------------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D., 58      President and Professor of            14         None
 Director (2001)                Anthropology, The University
                                of Tulsa; former President and
                                Professor of Archaeology,
                                Claremont Graduate University

-------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr., Ph.D.,      Senior Economic Adviser and            2         None
 83                             Corporate Chair in
 Director (1993)                International Economics, The
                                RAND Corporation; former Dean,
                                The RAND Graduate School
-------------------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 11

 [This page is intentionally left blank for this filing.]

                Capital World Growth and Income Fund -- Page 12

"INTERESTED" DIRECTORS/5,6/

                                  PRINCIPAL OCCUPATION(S)
                                  DURING PAST FIVE YEARS
 NAME, AGE AND                         AND POSITIONS             NUMBER OF
 POSITION WITH FUND            HELD WITH AFFILIATED ENTITIES   PORTFOLIOS/3/
 (YEAR FIRST ELECTED           OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)              OF THE FUND             BY DIRECTOR            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

 Gina H. Despres, 66           Senior Vice President,                4         None
 Vice Chairman of the Board    Capital Research and
 (1999)                        Management Company; Senior
                               Vice President, Capital
                               Strategy Research, Inc.*

-----------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 59        Vice Chairman of the Board,          14         None
 Director (1993)               Capital Research and
                               Management Company; Senior
                               Vice President - Fixed
                               Income, Capital Research and
                               Management Company; Director,
                               The Capital Group Companies,
                               Inc.*
-----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Stephen E. Bepler, 65   Senior Vice President - Capital Research Global
 President (1993)        Investors, Capital Research Company*
-------------------------------------------------------------------------------
 Darcy B. Kopcho, 55     Senior Vice President - Capital Research Global
 Executive Vice          Investors, Capital Research and Management Company;
 President (2006)        Director, Capital Research and Management Company
-------------------------------------------------------------------------------
 Mark E. Denning, 50     Senior Vice President - Capital Research Global
 Senior Vice President   Investors, Capital Research Company*; Director,
 (1993)                  Capital Research and Management Company; Director,
                         Capital International Limited*
-------------------------------------------------------------------------------
 Michael J. Thawley,     Senior Vice President, Capital Research and
 57,                     Management Company; Senior Vice President, Capital
 Senior Vice President   Strategy Research, Inc.*; former Australian
 (2007)                  Ambassador to the United States
-------------------------------------------------------------------------------
 Jeanne K. Carroll, 59   Senior Vice President - Capital Research Global
 Vice President (2001)   Investors, Capital Research Company*
-------------------------------------------------------------------------------
 Timothy P. Dunn, 46     Senior Vice President - Capital Research Global
 Vice President (2007)   Investors, Capital Research and Management Company
-------------------------------------------------------------------------------
 Alwyn W. Heong, 47      Senior Vice President - Capital Research Global
 Vice President (2007)   Investors, Capital Research Company*; Director,
                         Capital Research Company*
-------------------------------------------------------------------------------
 David M. Riley, 40      Senior Vice President - Capital Research Global
 Vice President (2007)   Investors, Capital Research and Management Company
-------------------------------------------------------------------------------
 Andrew B. Suzman, 40    Senior Vice President - Capital World Investors,
 Vice President (2003)   Capital Research Company*; Director, Capital Research
                         Company*
-------------------------------------------------------------------------------
 Vincent P. Corti, 51    Vice President - Fund Business Management Group,
 Secretary (1993)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Jeffrey P. Regal, 36    Vice President - Fund Business Management Group,
 Treasurer (2003)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Sheryl F. Johnson, 39   Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (2003)
-------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 13

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.
3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
5 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
6 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                Capital World Growth and Income Fund -- Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2007

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/              BY DIRECTORS
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. Denison           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers                    None                   Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Gina H. Despres               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.

2 A director may have exposure to the fund through an allocation of some or all of their nonqualified deferred compensation account.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $17,000 to $35,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board chairs receive additional fees for their services.

                Capital World Growth and Income Fund -- Page 15

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                                                                             TOTAL COMPENSATION
                                                                              AGGREGATE COMPENSATION             (INCLUDING
                                                                              (INCLUDING VOLUNTARILY        VOLUNTARILY DEFERRED
                                                                             DEFERRED COMPENSATION/1/)        COMPENSATION/1/)
                                   NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
--------------------------------------------------------------------------------------------------------    CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                        COMPANY OR ITS AFFILIATES/2/
                                                                                                        ----------------------------

 Joseph C. Berenato/3/                                                                $38,540                     $294,375
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                              35,454                      399,760
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                                     47,896                      207,271
------------------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh/3/                                                                        42,771                      185,604
------------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow                                                                        54,942                      125,084
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                                53,208                      294,458
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                         42,521                      199,355
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill                                                                     56,317                      120,584
------------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen/3/                                                                 46,317                       96,584
------------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers                                                                       53,817                      108,584
------------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham/3/                                                                     56,711                      150,579
------------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                                                                     56,317                      113,584
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended November 30, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating directors is as follows: Joseph C. Berenato
 ($4,567), H. Frederick Christie ($268,911), Koichi Itoh ($96,575), Mary Myers
 Kauppila ($829,499),  Donald E. Petersen ($168,647) and Steadman Upham
 ($358,807). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of January 1, 2008, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                Capital World Growth and Income Fund -- Page 16

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 4, 1992. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or

                Capital World Growth and Income Fund -- Page 17

successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940
Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least
10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of H. Frederick Christie, Robert J. Denison, Merit E. Janow, Robert J.
O'Neill, Stefanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2007 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating committee comprised of Koichi Itoh, Gail L. Neale,
Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. One nominating committee meeting was held during the 2007 fiscal year.

The fund has a proxy committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. One proxy committee meeting was held during the 2007 fiscal year.

                Capital World Growth and Income Fund -- Page 18

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the fund) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Proxies of companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

                Capital World Growth and Income Fund -- Page 19

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill usually are supported. (There may be certain circumstances, however, when a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are typically not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on January 1, 2008. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        28.17%
 Maryland Heights, MO                                Class B        15.87
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         5.85
 New York, NY                                        Class C        15.58
----------------------------------------------------------------------------
 Merrill Lynch                                       Class B         5.15
 Jacksonville, FL                                    Class C        18.08
                                                     Class R-3       5.20
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F         8.29
 San Francisco, CA                                   Class R-4       6.08
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      15.54
 Hartford, CT
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3      11.66
 Columbus, OH                                        Class R-5       7.94
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       8.38
 Covington, KY                                       Class R-5      20.52
----------------------------------------------------------------------------
 AT&T                                                Class R-5       7.41
 Pittsburgh, PA
----------------------------------------------------------------------------
 Capital Group Companies                             Class R-5       7.17
 Los Angeles, CA
----------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 20

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. Capital World Growth and Income

                Capital World Growth and Income Fund -- Page 21

Fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: MSCI World Index and
Lipper Global Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF NOVEMBER 30, 2007:

                                       NUMBER             NUMBER
                                      OF OTHER           OF OTHER           NUMBER
                                     REGISTERED           POOLED           OF OTHER
                                     INVESTMENT         INVESTMENT         ACCOUNTS
                                  COMPANIES (RICS)    VEHICLES (PIVS)      IN WHICH
                                      IN WHICH           IN WHICH          PORTFOLIO
                                      PORTFOLIO          PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR          COUNSELOR       IS A MANAGER
                      OF FUND       IS A MANAGER       IS A MANAGER       (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-----------------------------------------------------------------------------------------

 Stephen E.             Over         2      $209.7         None               None
 Bepler              $1,000,000
------------------------------------------------------------------------------------------
 Darcy B. Kopcho        Over         1      $ 90.7       1      $0.06         None
                     $1,000,000
------------------------------------------------------------------------------------------
 Mark E. Denning       None/5/       5      $287.2       1      $0.11         None
------------------------------------------------------------------------------------------
 Jeanne K.           $100,001 -         None               None               None
 Carroll              $500,000
------------------------------------------------------------------------------------------
 Timothy P. Dunn     $500,001 -      2      $319.3         None               None
                     $1,000,000
------------------------------------------------------------------------------------------
 Alwyn W. Heong         Over         3      $251.5         None               None
                     $1,000,000
------------------------------------------------------------------------------------------
 Michael Cohen         None/5/       1      $110.8       1      $0.11         None
------------------------------------------------------------------------------------------
 Sung Lee            $100,001 -      2      $233.5         None               None
                      $500,000
------------------------------------------------------------------------------------------
 Jesper Lyckeus        None/5/       1      $108.1       1      $0.11         None
------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

                Capital World Growth and Income Fund -- Page 22

4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

      0.600%             $              0             $    500,000,000
----------------------------------------------------------------------------
      0.500                   500,000,000                1,000,000,000
----------------------------------------------------------------------------
      0.460                 1,000,000,000                1,500,000,000
----------------------------------------------------------------------------
      0.430                 1,500,000,000                2,500,000,000
----------------------------------------------------------------------------
      0.410                 2,500,000,000                4,000,000,000
----------------------------------------------------------------------------
      0.400                 4,000,000,000                6,500,000,000
----------------------------------------------------------------------------
      0.395                 6,500,000,000               10,500,000,000
----------------------------------------------------------------------------
      0.390                10,500,000,000               17,000,000,000
----------------------------------------------------------------------------
      0.385                17,000,000,000               21,000,000,000
----------------------------------------------------------------------------
      0.380                21,000,000,000               27,000,000,000
----------------------------------------------------------------------------
      0.375                27,000,000,000               34,000,000,000
----------------------------------------------------------------------------
      0.370                34,000,000,000               44,000,000,000
----------------------------------------------------------------------------
      0.365                44,000,000,000               55,000,000,000
----------------------------------------------------------------------------
      0.360                55,000,000,000               71,000,000,000
----------------------------------------------------------------------------
      0.356                71,000,000,000               89,000,000,000
----------------------------------------------------------------------------
      0.352                89,000,000,000              115,000,000,000
----------------------------------------------------------------------------
      0.350               115,000,000,000
----------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 23

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended November 30, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $360,645,000,
$249,061,000 and $157,882,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $324,581,000 (a reduction of $36,064,000), $224,155,000 (a reduction of $24,906,000) and $144,339,000 (a reduction of $13,543,000) for the fiscal years ended November 30, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive, and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any

                Capital World Growth and Income Fund -- Page 24

such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-1 and
R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended November 30, 2007, the total fees paid by the investment adviser were $191,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a
Shareholder Services Agreement between the fund and American Funds Service
Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $11,596,000
--------------------------------------------------------------------------------
                CLASS F                                  4,992,000
--------------------------------------------------------------------------------
              CLASS 529-A                                1,398,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  193,000
--------------------------------------------------------------------------------
              CLASS 529-C                                  421,000
--------------------------------------------------------------------------------
              CLASS 529-E                                   66,000
--------------------------------------------------------------------------------
              CLASS 529-F                                   30,000
--------------------------------------------------------------------------------
               CLASS R-1                                   184,000
--------------------------------------------------------------------------------
               CLASS R-2                                 4,467,000
--------------------------------------------------------------------------------
               CLASS R-3                                 3,073,000
--------------------------------------------------------------------------------
               CLASS R-4                                 1,808,000
--------------------------------------------------------------------------------
               CLASS R-5                                 1,478,000
--------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 25

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares, the Principal Underwriter sells its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensates investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and keeps any amounts remaining after this compensation is paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B, 529-B, C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F, 529-F, 529-E, R-1, R-2, R-3 and R-4 shares.

                Capital World Growth and Income Fund -- Page 26

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2007            $65,458,000        $293,825,000
                                                  2006             59,586,000         269,325,000
                                                  2005             49,637,000         223,815,000
                 CLASS B                          2007              4,286,000          22,279,000
                                                  2006              3,758,000          25,107,000
                                                  2005              3,056,000          22,797,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2007                 15,000          25,100,000
                                                  2006                451,000          20,217,000
                                                  2005                     --          16,349,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2007              2,547,000          12,005,000
                                                  2006              1,866,000           8,822,000
                                                  2005              1,416,000           6,703,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2007                191,000           1,287,000
                                                  2006                157,000           1,063,000
                                                  2005                132,000             832,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2007                     --           1,329,000
                                                  2006                     --             899,000
                                                  2005                     --             619,000
-----------------------------------------------------------------------------------------------------

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

                Capital World Growth and Income Fund -- Page 27

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class R-5, no 12b-1 fees are paid from Class R-5 share assets and the following disclosure is not applicable to Class R-5.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this document) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F, 529-F, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%         0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25          0.75           1.00
----------------------------------------------------------------------------------
          Class F                           0.25            --           0.50
----------------------------------------------------------------------------------
          Class 529-F                      0.25%            --          0.50%
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25%           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25          0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25          0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25          0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25            --           0.50
----------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 28

     1Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2007 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $166,230,000               $30,726,000
------------------------------------------------------------------------------
        CLASS B                   41,164,000                 5,020,000
------------------------------------------------------------------------------
        CLASS C                   82,688,000                15,455,000
------------------------------------------------------------------------------
        CLASS F                   13,135,000                 3,764,000
------------------------------------------------------------------------------
      CLASS 529-A                  2,814,000                   656,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,789,000                   235,000
------------------------------------------------------------------------------
      CLASS 529-C                  4,057,000                   896,000
------------------------------------------------------------------------------
      CLASS 529-E                    343,000                    88,000
------------------------------------------------------------------------------
      CLASS 529-F                          0                         0
------------------------------------------------------------------------------
       CLASS R-1                   1,170,000                   350,000
------------------------------------------------------------------------------
       CLASS R-2                   7,734,000                 1,983,000
------------------------------------------------------------------------------
       CLASS R-3                   7,613,000                 1,874,000
------------------------------------------------------------------------------
       CLASS R-4                   2,931,000                   764,000
------------------------------------------------------------------------------

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

                Capital World Growth and Income Fund -- Page 29

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

OTHER COMPENSATION TO DEALERS -- As of January 2008, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A.G. Edwards & Sons, Inc.
     AIG Advisors Group
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
          Sentra Securities Corporation
          Spelman & Co., Inc.
     American General Securities Incorporated
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          IFG Network Securities, Inc.
          ING Financial Advisers, LLC
          ING Financial Partners, Inc.
          Locust Street Securities, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
          Vestax Securities Corporation
     Intersecurities / Transamerica
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     Jefferson Pilot Securities Corporation
     JJB Hilliard/PNC Bank
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Legg Mason Wood Walker, Incorporated
     Lincoln Financial Advisors Corporation
     Mc/Donald Investments/Society National Bank
          McDonald Investments Inc.
          Society National Bank

                Capital World Growth and Income Fund -- Page 30


     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
          Metlife Securities Inc.
          Nathan & Lewis Securities, Inc.
          New England Securities
          Walnut Street Securities, Inc.
          Tower Square
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Piper Jaffrey & Co.
     Raymond James Group
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Uvest Investment Services
     Wachovia Brokerage Services
     Wachovia Group
          Captrust Financial Advisors, LLC
          First Clearing LLC
          First Union Securities Financial Network, Inc.
          Southtrust Securities, Inc.
          Wachovia Securities Financial Network, LLC
          Wachovia Securities Investment Services Group
          Wachovia Securities Latin American Channel
          Wachovia Securities Private Client Group
          Wachovia Securities, Inc.
          Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an

                Capital World Growth and Income Fund -- Page 31

underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore,

                Capital World Growth and Income Fund -- Page 32

the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
November 30, 2007, 2006 and 2005 amounted to $76,281,000, $70,104,000 and
$48,379,000, respectively. With respect to fixed--

                Capital World Growth and Income Fund -- Page 33

income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Credit Suisse Group, Citigroup Global Markets Inc., UBS
AG and J.P. Morgan Securities Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Credit Suisse Group in the amount of
$204,182,000, Citigroup Inc. in the amount of $701,381,000 and UBS AG in the amount of $449,127,000 and debt securities of UBS Finance (Delaware) LLC in the amount of $266,677,000, Citigroup Funding Inc. in the amount of $66,136,000,
Credit Suisse New York Branch in the amount of $104,516,000 and JP Morgan Chase
& Co. in the amount of $326,011,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American

                Capital World Growth and Income Fund -- Page 34

Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial

                Capital World Growth and Income Fund -- Page 35

Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of

                Capital World Growth and Income Fund -- Page 36

value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to

                Capital World Growth and Income Fund -- Page 37

an amount not greater than 5% of the market value of the fund's assets and 10%
of the outstanding voting securities of such issuer) and (ii) not more than 25%
of the value of its assets is invested in the securities of (other than U.S.
government securities or the securities of other regulated investment companies)
any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

                Capital World Growth and Income Fund -- Page 38

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This

                Capital World Growth and Income Fund -- Page 39

     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject

                Capital World Growth and Income Fund -- Page 40

     to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                Capital World Growth and Income Fund -- Page 41

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                Capital World Growth and Income Fund -- Page 42

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                Capital World Growth and Income Fund -- Page 43

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                Capital World Growth and Income Fund -- Page 44

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                Capital World Growth and Income Fund -- Page 45

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                Capital World Growth and Income Fund -- Page 46

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account

                Capital World Growth and Income Fund -- Page 47

          registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

                Capital World Growth and Income Fund -- Page 48

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding money market funds) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

                Capital World Growth and Income Fund -- Page 49

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

                Capital World Growth and Income Fund -- Page 50

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you

                Capital World Growth and Income Fund -- Page 51

     currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate. In addition, you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or
     529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and

                Capital World Growth and Income Fund -- Page 52

other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                Capital World Growth and Income Fund -- Page 53

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change

                Capital World Growth and Income Fund -- Page 54

the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account.

                Capital World Growth and Income Fund -- Page 55

The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

                Capital World Growth and Income Fund -- Page 56

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when the adviser determines that it is in the best interest of the remaining shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $62,070,000 for Class A shares and $3,755,000 for
Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report, have been audited by
PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon

                Capital World Growth and Income Fund -- Page 57

the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by
O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon opting in to the electronic delivery of updated prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated prospectuses and other reports in paper form by mail.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

                Capital World Growth and Income Fund -- Page 58

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website, americanfunds.com under "American Funds regulatory matters."

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $48.56
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $51.52

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                Capital World Growth and Income Fund -- Page 59

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                Capital World Growth and Income Fund -- Page 60

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                Capital World Growth and Income Fund -- Page 61

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                Capital World Growth and Income Fund -- Page 62

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund/(R)/ .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund/(R)/ .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund/(R)/ .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund/(R)/ .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund/(R)/ .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund/(R)/ .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund/(R)/ .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund/(R)/ .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund/(R)/ .     061     2161    2261    2361    2461     2561

                Capital World Growth and Income Fund -- Page 63

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                Capital World Growth and Income Fund -- Page 64

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                Capital World Growth and Income Fund -- Page 65

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                Capital World Growth and Income Fund -- Page 66

[logo – American Funds®]

Capital World Growth and Income FundSM
Investment portfolio

November 30, 2007

Common stocks — 87.80%	Shares	Market value (000)

FINANCIALS — 20.13%
Banco Santander, SA	99,504,804	$2,136,761
HSBC Holdings PLC (United Kingdom)	48,207,769	823,136
HSBC Holdings PLC (Hong Kong)	19,779,200	335,559
UniCredito Italiano SpA	99,312,640	848,101
AXA SA	18,457,722	756,171
Bank of America Corp.	15,403,650	710,570
Citigroup Inc.	21,062,500	701,381
Banco Itaú Holding Financeira SA, preferred nominative	25,062,300	693,529
BNP Paribas SA	5,892,870	666,859
Banco Bradesco SA, preferred nominative	20,697,838	658,378
Shinhan Financial Group Co., Ltd.	11,967,200	651,126
Lloyds TSB Group PLC	59,635,000	607,272
ING Groep NV, depository receipts	15,016,834	584,368
Intesa Sanpaolo SpA	61,300,000	490,036
HBOS PLC	28,518,000	468,165
BOC Hong Kong (Holdings) Ltd.	178,884,500	467,514
National Bank of Greece SA	6,905,285	464,906
UBS AG	8,861,622	449,127
Commonwealth Bank of Australia	8,446,685	444,240
Swedbank AB, Class A	11,863,000	383,880
Hana Financial Holdings	8,035,000	378,277
Woori Finance Holdings Co., Ltd.	19,155,960	368,224
Hang Seng Bank Ltd.	18,267,400	347,917
QBE Insurance Group Ltd.	12,167,137	347,794
Banco Bilbao Vizcaya Argentaria, SA	13,786,500	343,977
Wachovia Corp.	7,515,000	323,145
JPMorgan Chase & Co.	6,850,000	312,497
Kookmin Bank	4,272,000	308,059
ICICI Bank Ltd.	10,186,803	303,902
ICICI Bank Ltd. (ADR)	4,000	242
AMP Ltd.	33,288,704	297,616
OTP Bank PLC	5,127,000	255,413
OTP Bank PLC (GDR)	365,000	36,956
Commerzbank U.S. Finance, Inc.	7,071,000	281,074
Sun Hung Kai Properties Ltd.	12,910,000	267,269
Société Générale	1,663,412	257,604
Chuo Mitsui Trust Holdings, Inc.	29,097,000	246,540
Fortis SA/NV	8,614,100	231,223
Westfield Group	12,658,787	228,136
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,405,200	210,387
Credit Suisse Group	3,381,362	204,182
Sampo Oyj, Class A	6,825,000	200,418
DBS Group Holdings Ltd	14,105,000	196,011
Royal Bank of Scotland Group PLC	20,114,642	189,933
DnB NOR ASA	10,936,100	171,751
Hypo Real Estate Holding AG	3,119,099	165,756
Washington Mutual, Inc.	8,405,000	163,898
NIPPONKOA Insurance Co., Ltd.	16,911,000	161,580
Grupo Financiero Banorte, SAB de CV, Series O	36,848,252	159,961
Crédit Agricole SA	4,400,000	155,023
St. George Bank Ltd.	4,864,729	154,970
EFG Eurobank Ergasias SA	4,380,923	154,608
Fannie Mae	3,265,000	125,441
Krung Thai Bank PCL	374,386,000	111,716
Bank of the Philippine Islands[1]	74,868,075	110,276
Allied Capital Corp.	3,798,000	92,405
Sumitomo Mitsui Financial Group, Inc.	10,769	92,314
Siam Commercial Bank PCL	35,000,000	88,928
ORIX Corp.	430,000	87,558
Freddie Mac	2,450,000	85,922
Wells Fargo & Co.	2,522,000	81,788
Samsung Fire & Marine Insurance Co., Ltd.	321,530	79,964
Willis Group Holdings Ltd.	1,625,000	64,903
Erste Bank der oesterreichischen Sparkassen AG	838,900	61,094
National City Corp.	2,994,000	59,161
Mitsui Sumitomo Insurance Co., Ltd.	5,394,000	58,588
Sompo Japan Insurance Inc.	6,000,000	57,977
Kimco Realty Corp.	1,467,779	57,963
FirstRand Ltd.	16,700,000	53,075
Marsh & McLennan Companies, Inc.	2,000,000	50,240
Deutsche Börse AG	262,000	49,275
Mizuho Financial Group, Inc.	9,168	49,170
Millea Holdings, Inc.	1,383,000	48,494
GAGFAH SA	2,797,851	47,400
iStar Financial, Inc.	1,550,000	45,369
Public Bank Bhd.	13,761,400	43,797
Bank of China Ltd., Class H	80,000,000	41,611
Developers Diversified Realty Corp.	900,000	39,969
Bank Hapoalim BM1	7,455,000	37,275
Admiral Group PLC	1,700,000	36,406
PT Bank Central Asia Tbk	45,000,000	34,116
Hongkong Land Holdings Ltd.	6,650,500	32,987
Aioi Insurance Co. Ltd.	5,561,000	30,828
Cathay Financial Holding Co., Ltd.	12,750,000	28,610
Korea Exchange Bank	1,740,000	27,211
Sun Life Financial Inc.	365,000	19,251
XL Capital Ltd., Class A	180,000	10,535
Discovery Holdings Ltd.	937,442	3,865
		22,810,904

TELECOMMUNICATION SERVICES — 9.63%
Koninklijke KPN NV	81,518,700	1,501,820
Vodafone Group PLC	297,822,328	1,116,303
AT&T Inc.	27,715,874	1,059,024
France Télécom SA	26,826,626	1,021,114
Singapore Telecommunications Ltd.	268,448,810	720,120
Verizon Communications Inc.	14,500,000	626,545
Telenor ASA[2]	26,355,000	613,234
Telefónica, SA	17,753,500	596,596
Philippine Long Distance Telephone Co.[1]	4,826,520	351,819
Philippine Long Distance Telephone Co. (ADR)	1,650,000	119,839
TeliaSonera AB	43,921,700	420,865
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	368,927,000	399,851
Telekom Austria AG, non-registered shares	9,188,947	269,567
América Móvil, SAB de CV, Series L (ADR)	4,350,800	268,270
Telekomunikacja Polska SA	28,069,100	253,204
Far EasTone Telecommunications Co., Ltd.	192,780,000	250,946
Telekom Malaysia Bhd.	62,105,500	199,506
Taiwan Mobile Co., Ltd.	130,173,000	175,904
MTN Group Ltd.	7,149,841	145,428
Sprint Nextel Corp., Series 1	8,800,000	136,576
Teléfonos de México, SAB de CV, Class L (ADR)	3,623,474	135,047
Advanced Info Service PCL	47,485,900	129,772
Chunghwa Telecom Co., Ltd.	61,710,000	123,171
Hutchison Telecommunications International Ltd.	50,000,000	70,250
Portugal Telecom, SGPS, SA	3,800,000	51,892
Turkcell Iletisim Hizmetleri AS	4,100,000	44,493
Globe Telecom, Inc.[1]	1,200,880	43,173
Magyar Telekom Telecommunications PLC	5,243,600	27,521
Bouygues SA	280,000	25,143
Embarq Corp.	275,000	14,011
Bell Aliant Regional Communications Income Fund	140,400	4,086
		10,915,090

CONSUMER DISCRETIONARY — 8.41%
Vivendi SA	25,536,300	1,175,764
DaimlerChrysler	8,914,000	909,370
Renault SA	5,977,331	871,933
Cie. Générale des Etablissements Michelin, Class B	7,169,000	852,070
OPAP (Greek Organization of Football Prognostics) SA	15,949,410	621,360
Continental AG	4,164,050	543,047
Hyundai Motor Co.	5,957,468	448,363
Hyundai Motor Co., nonvoting preferred, Series 2	1,407,550	49,680
General Motors Corp.	13,824,600	412,388
Target Corp.	6,508,000	390,870
Lotte Shopping Co.	765,815	311,466
Esprit Holdings Ltd.	17,724,200	265,869
British Sky Broadcasting Group PLC	19,950,000	256,507
Lowe’s Companies, Inc.	10,415,000	254,230
Honda Motor Co., Ltd.	6,749,000	228,738
Mediaset SpA	20,485,000	200,566
DSG International PLC	64,137,800	148,569
H & M Hennes & Mauritz AB, Class B	2,310,000	144,783
William Hill PLC	12,645,800	134,627
Toyota Motor Corp.	2,239,000	125,936
Ford Motor Co.[2]	16,000,000	120,160
YUM! Brands, Inc.	3,000,000	111,450
Kingfisher PLC	31,274,599	97,987
KangwonLand Inc.	3,781,280	95,271
Carnival Corp., units	2,100,000	94,752
Idearc Inc.	5,000,000	94,600
Aristocrat Leisure Ltd.	8,517,734	82,461
Hyundai Mobis Co., Ltd.	850,070	79,579
Pou Chen Corp.	80,774,268	72,726
LG Electronics Inc.	566,005	58,887
D.R. Horton, Inc.	4,800,000	57,456
Swatch Group Ltd, non-registered shares	117,350	32,961
Swatch Group Ltd	295,873	16,228
Kesa Electricals PLC	8,297,598	40,285
Gestevisión Telecinco SA	1,295,000	35,084
Yue Yuen Industrial (Holdings) Ltd.	8,867,500	28,243
News Corp., Class A	1,219,458	25,694
Li & Fung Ltd.	5,094,000	20,281
Shangri-La Asia Ltd.	4,108,000	11,791
PT Multimédia-Serviços de Telecomunicações e Multimédia, SGPS, SA	535,243	7,443
		9,529,475

UTILITIES — 8.05%
E.ON AG	13,038,214	2,664,419
RWE AG	15,427,700	2,113,129
SUEZ SA	12,417,260	828,356
Veolia Environnement	7,548,877	699,462
NTPC Ltd.	83,308,670	499,114
Electricité de France SA	3,713,093	452,593
Fortum Oyj	8,000,000	344,757
Exelon Corp.	3,475,000	281,718
Cia. Energética de Minas Gerais-Cemig, preferred nominative	11,234,650	239,415
Dominion Resources, Inc.	3,935,622	185,879
Tokyo Gas Co., Ltd.	30,025,000	149,394
Electric Power Development Co., Ltd.	4,080,000	147,474
Spark Infrastructure[3]	56,535,632	98,449
Public Service Enterprise Group Inc.	800,000	76,592
Southern Co.	1,440,000	54,173
FirstEnergy Corp.	780,000	53,477
Hong Kong and China Gas Co. Ltd.	17,761,300	52,464
PPL Corp.	1,000,000	50,960
Hongkong Electric Holdings Ltd.	8,000,000	41,764
Ameren Corp.	700,000	37,695
Entergy Corp.	206,000	24,625
Ratchaburi Electricity Generating Holding PCL	15,258,000	21,187
		9,117,096

ENERGY — 7.41%
Royal Dutch Shell PLC, Class B	20,949,312	841,252
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	425,065
Royal Dutch Shell PLC, Class A	7,850,000	317,451
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	92,103
Petróleo Brasileiro SA-Petrobras, preferred nominative (ADR)	8,481,000	688,403
Petróleo Brasileiro SA-Petrobras, ordinary nominative (ADR)	3,680,000	354,384
TOTAL SA	10,079,000	816,514
TOTAL SA (ADR)	2,250,000	182,070
Chevron Corp.	9,376,962	823,016
Oil & Natural Gas Corp. Ltd.	18,828,306	556,531
PetroChina Co. Ltd., Class H	270,836,000	522,437
Sasol Ltd.	8,346,971	424,456
ENI SpA	8,500,000	303,840
Canadian Natural Resources, Ltd.	4,674,400	303,827
Hess Corp.	3,950,000	281,319
ConocoPhillips	3,450,000	276,138
Canadian Oil Sands Trust	5,550,205	201,381
Canadian Oil Sands Trust[4]	1,100,000	39,912
Husky Energy Inc.	6,030,000	239,497
China National Offshore Oil Corp.	72,112,900	132,992
Motor Oil (Hellas) Corinth Refineries SA	5,000,000	107,810
PTT Exploration and Production PCL	22,521,000	101,136
Reliance Industries Ltd.	1,250,000	90,242
Caltex Australia Ltd.	4,164,181	81,141
Türkiye Petrol Rafinerileri AS	2,897,290	75,533
Marathon Oil Corp.	1,340,000	74,906
SBM Offshore NV	840,000	29,275
Schlumberger Ltd.	200,000	18,690
		8,401,321

MATERIALS — 7.22%
Bayer AG, non-registered shares	20,853,500	1,723,323
China Steel Corp.	574,730,229	757,044
Linde AG	4,639,800	608,562
Syngenta AG	2,226,000	549,301
Akzo Nobel NV	5,942,000	456,704
Formosa Plastics Corp.	151,376,870	410,991
Dow Chemical Co.	8,000,000	335,520
Nitto Denko Corp.	6,184,000	319,958
K+S AG	1,441,600	294,513
BASF AG	2,073,000	288,134
POSCO	345,480	220,240
Israel Chemicals Ltd.[1]	18,812,189	199,762
Impala Platinum Holdings Ltd.	5,619,112	196,740
Fording Canadian Coal Trust	5,575,000	190,052
Barrick Gold Corp. (CAD denominated)	2,931,540	118,342
Barrick Gold Corp.	1,630,000	66,031
Koninklijke DSM NV	3,680,125	183,586
Lonza Group Ltd.	1,500,000	175,704
International Paper Co.	4,720,500	159,317
James Hardie Industries NV3	23,384,347	129,893
Boral Ltd.	22,080,960	124,795
ArcelorMittal	1,610,000	119,046
Weyerhaeuser Co.	1,375,000	100,622
Norsk Hydro ASA	5,579,500	77,139
Taiwan Cement Corp.	50,124,000	73,093
UPM-Kymmene Corp.	2,784,000	58,926
Sinopec Shanghai Petrochemical Co. Ltd., Class H	92,438,000	57,458
Packaging Corp. of America	1,800,000	50,922
Makhteshim-Agan Industries Ltd.[1,2]	5,235,000	44,506
Sonoco Products Co.	1,200,000	36,456
Stora Enso Oyj, Class R (ADR)	1,086,300	17,946
Sappi Ltd.	1,239,000	17,014
Smurfit-Stone Container Corp.[2]	974,200	10,726
JFE Holdings, Inc.	155,000	8,453
Evraz Group SA (GDR)	3,500	256
		8,181,075

CONSUMER STAPLES — 6.19%
Diageo PLC	73,775,587	1,658,858
Nestlé SA	1,774,500	853,760
Tesco PLC	77,505,563	763,739
PepsiCo, Inc.	6,310,000	487,006
Coca-Cola Co.	5,750,000	357,075
Altria Group, Inc.	4,494,000	348,555
Koninklijke Ahold NV2	21,404,800	304,861
Groupe Danone SA	2,846,000	251,556
Kraft Foods Inc., Class A	6,460,736	223,218
SABMiller PLC	6,562,216	186,837
Reynolds American Inc.	2,470,282	172,969
Wal-Mart Stores, Inc.	3,378,000	161,806
ConAgra Foods, Inc.	5,910,000	147,868
Kellogg Co.	2,375,000	128,345
Foster’s Group Ltd.	19,686,570	109,353
Archer Daniels Midland Co.	3,000,000	109,050
Imperial Tobacco Group PLC	2,000,000	103,477
L’Oréal SA	711,000	99,002
Scottish & Newcastle PLC	6,053,900	92,970
Shoppers Drug Mart Corp.	1,565,000	85,959
Tingyi (Cayman Islands) Holding Corp.	54,070,000	77,218
InBev	843,500	74,074
Wesfarmers Ltd.	1,600,000	61,268
Woolworths Ltd.	1,504,849	44,913
Procter & Gamble Co.	601,700	44,526
UST Inc.	655,900	37,977
Avon Products, Inc.	660,000	27,093
		7,013,333

HEALTH CARE — 5.98%
Novo Nordisk A/S, Class B	12,087,200	1,539,301
Roche Holding AG	7,984,016	1,524,504
Abbott Laboratories	10,206,000	586,947
Pfizer Inc	24,061,700	571,706
Merck & Co., Inc.	6,135,000	364,174
Bristol-Myers Squibb Co.	9,512,700	281,861
Wyeth	4,977,000	244,371
Daiichi Sankyo Co., Ltd.	7,805,000	244,126
Merck KGaA	1,643,820	213,942
Schering-Plough Corp.	6,000,000	187,800
GlaxoSmithKline PLC	6,980,000	184,947
Medtronic, Inc.	3,500,000	177,975
AstraZeneca PLC (Sweden)	3,593,100	172,431
UCB SA	3,510,000	167,222
Chugai Pharmaceutical Co., Ltd.	6,500,000	113,431
Cochlear Ltd.	812,000	53,989
Smith & Nephew PLC	4,283,600	51,243
Richter Gedeon NYRT	219,500	49,105
Johnson & Johnson	600,000	40,644
		6,769,719

INFORMATION TECHNOLOGY — 5.54%
Microsoft Corp.	48,104,000	1,616,294
Taiwan Semiconductor Manufacturing Co. Ltd.	369,563,212	694,112
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	16,194,748	160,652
Nokia Corp. (ADR)	11,969,800	470,772
Nokia Corp.	2,571,000	102,839
Samsung Electronics Co., Ltd.	576,900	353,984
Delta Electronics, Inc.	95,536,217	328,669
Oracle Corp.[2]	14,090,000	284,336
International Business Machines Corp.	2,420,000	254,536
Acer Inc.	118,605,500	249,967
Cisco Systems, Inc.[2]	8,275,000	231,865
Intel Corp.	8,042,900	209,759
Lite-On Technology Corp.	103,818,542	179,547
Toshiba Corp.	18,303,000	148,813
HOYA Corp.	4,033,000	140,322
Redecard SA, ordinary nominative	6,632,700	121,026
Murata Manufacturing Co., Ltd.	1,982,000	115,590
Automatic Data Processing, Inc.	2,500,000	112,650
Ibiden Co., Ltd.	1,200,000	94,429
Hewlett-Packard Co.	1,800,000	92,088
Seagate Technology	2,600,000	67,054
Compal Electronics, Inc.	43,000,000	49,644
Powerchip Semiconductor Corp.	121,054,350	46,711
Microchip Technology Inc.	1,340,000	38,579
AU Optronics Corp.	14,741,000	28,555
Samsung SDI Co., Ltd.	400,000	27,498
Hon Hai Precision Industry Co., Ltd.	4,140,000	26,432
Tyco Electronics Ltd.	468,750	17,527
Mediatek Incorporation	1,050,000	13,668
		6,277,918

INDUSTRIALS — 5.14%
General Electric Co.	24,040,100	920,495
Siemens AG	5,248,992	798,563
United Parcel Service, Inc., Class B	9,183,600	676,648
United Technologies Corp.	6,345,000	474,416
Sandvik AB	17,453,000	317,340
Deutsche Post AG	8,719,720	296,858
Singapore Technologies Engineering Ltd.	103,500,000	270,485
PACCAR Inc	5,246,200	265,510
Scania AB, Class B	9,860,400	247,827
Wolseley PLC	16,534,500	236,233
Macquarie Airports	56,630,327	216,700
Keppel Corp. Ltd.	15,000,000	138,966
ComfortDelGro Corp. Ltd.	95,600,000	126,242
Schneider Electric SA	877,087	122,707
Wienerberger AG	2,056,874	116,578
Atlas Copco AB, Class A	7,407,105	109,373
AB Volvo, Class B	5,677,500	97,211
Fraport AG	1,076,100	83,262
Finmeccanica SpA	2,740,000	81,988
Cintra, Concesiones de Infraestructuras de Transporte, SA	4,011,000	64,187
Cintra, Concesiones de Infraestructuras de Transporte, SA1	200,550	3,209
ELLINIKI TECHNODOMIKI TEB SA	4,795,000	63,300
SembCorp Industries Ltd	9,350,000	36,200
Singapore Post Private Ltd.	43,500,000	32,781
Tyco International Ltd.	468,750	18,811
China International Marine Containers (Group) Co. Ltd., Class B	4,099,877	7,108
Nippon Express Co., Ltd.	715,000	3,635
Contax Participações SA, ordinary nominative	38,107	1,487
		5,828,120

MISCELLANEOUS — 4.10%
Other common stocks in initial period of acquisition		4,643,427

Total common stocks (cost: $74,469,001,000)		99,487,478

	Shares or	Market value
Convertible securities — 0.33%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.33%
Ford Motor Co. 4.25% convertible notes 2036	$137,400,000	$147,534
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	6,499,555	230,474
		378,008

Total convertible securities (cost: $400,171,000)		378,008

	Principal amount
Bonds & notes — 0.01%	(000)

CONSUMER DISCRETIONARY — 0.01%
Delphi Automotive Systems Corp. 6.55% 2006[5]	$14,955	10,169

Total bonds & notes (cost: $14,955,000)		10,169

Short-term securities — 11.67%

Federal Home Loan Bank 4.17%–4.68% due 12/4/2007–5/9/2008	1,968,678	1,953,530
Fannie Mae 4.12%–4.67% due 12/3/2007–5/2/2008	1,061,274	1,054,277
Freddie Mac 4.23%–4.91% due 12/4/2007–3/20/2008	984,470	978,553
General Electric Capital Corp. 4.83%–4.88% due 2/5–2/28/2008	500,000	494,910
Danske Corp. 4.79%–5.57% due 12/6/2007–1/29/2008[6]	355,000	353,736
Bank of America Corp. 4.77%–5.45% due 12/3/2007–2/27/2008	339,900	337,185
JPMorgan Chase & Co. 4.85%–5.06% due 1/17–2/14/2008	328,900	326,011
AstraZeneca PLC 4.82%–4.95% due 12/10/2007–2/21/2008[6]	313,500	310,566
Barclays U.S. Funding Corp. 4.695%–5.09% due 1/15–3/26/2008	302,400	299,598
Calyon North America Inc. 4.78%–5.03% due 1/15–2/27/2008	300,000	297,380
ING (U.S.) Funding LLC 4.71%–5.50% due 12/13/2007–2/27/2008	245,000	243,204
Mont Blanc Capital Corp. 5.20% due 12–18–2007[6]	50,000	49,877
BP Capital Markets PLC 4.47%–4.77% due 1/28–3/17/2008[6]	294,500	291,090
Société Générale North America, Inc. 5.03%–5.135% due 12/27/2007–1/22/2008	180,000	178,884
Société Générale 5.00% due 1/25/2008	100,000	99,986
UBS Finance (Delaware) LLC 5.005%–5.46% due 1/14–2/20/2008	269,100	266,677
CAFCO, LLC 5.00%–5.30% due 1/8–1/22/2008[6]	185,100	183,841
Citigroup Funding Inc. 5.61% due 12/18/2007	66,300	66,136
Toronto-Dominion Bank 4.77%–5.05% due 1/23–2/8/2008	200,000	199,895
Toronto-Dominion Holdings USA Inc. 5.09% due 12/11/2007[6]	50,000	49,923
Swedish Export Credit Corp. 4.67%–4.82% due 1/15–2/29/2008	250,000	247,730
BNP Paribas Finance Inc. 4.60%–4.917% due 1/16–2/25/2008	244,500	242,238
Svenska Handelsbanken Inc. 4.665%–5.60% due 12/7/2007–2/7/2008	223,900	222,623
Wal-Mart Stores Inc. 4.70%–4.71% due 1/29/2008[6]	205,800	204,054
Canadian Imperial Bank of Commerce 4.85%–5.57% due 12/18/2007–3/5/2008	150,000	149,960
Canadian Imperial Holdings Inc. 5.56% due 12/7/2007	50,000	49,951
GlaxoSmithKline Finance PLC 4.77%–4.78% due 12/17/2007–1/11/2008[6]	200,000	199,212
CBA (Delaware) Finance Inc. 5.00%–5.56% due 12/12/2007–2/4/2008	200,000	198,675
Nestlé Capital Corp. 4.75%–5.26% due 12/19/2007–2/12/2008[6]	150,000	148,821
Alcon Capital Corp. 4.50% due 3/6/2008[6]	50,000	49,316
Coca-Cola Co. 4.50%–4.70% due 1/25–2/8/2008[6]	192,500	190,870
Bank of Ireland 5.06%–5.62% due 12/7/2007–2/12/2008[6]	186,600	185,772
Rabobank USA Financial Corp. 4.64%–4.84% due 1/30–2/14/2008	186,600	184,878
Allied Irish Banks North America Inc. 5.065%–5.57% due 12/10/2007–2/11/2008[6]	182,000	180,798
Procter & Gamble International Funding S.C.A. 4.47%–4.75% due 1/10–3/6/2008[6]	170,000	168,127
Dexia Delaware LLC 5.00%–5.05% due 12/4/2007–1/14/2008	164,100	163,566
U.S. Treasury Bills 4.09%–4.133% due 12/6–12/27/2007	150,000	149,793
ANZ National (International) Ltd. 4.87%–5.63% due 12/12/2007–2/21/2008[6]	150,000	149,174
Electricité de France 4.69%–4.95% due 1/7–3/3/2008	150,000	148,828
HSBC USA Inc. 4.82%–5.05% due 1/3–2/27/2008	150,000	148,513
HBOS Treasury Services PLC 4.725%–4.845% due 2/25–3/25/2008	150,000	147,944
Westpac Banking Corp. 4.655%–5.01% due 1/24–2/7/2008[6]	141,000	139,748
Toyota Motor Credit Corp. 4.49%–4.78% due 1/4–3/19/2008	117,500	116,310
Toyota Credit de Puerto Rico Corp. 5.25% due 1/8/2008	20,000	19,896
BASF AG 4.75%–4.77% due 1/14–1/16/2008[6]	135,000	134,161
American Honda Finance Corp. 4.48%–4.75% due 12/11/2007–2/8/2008	131,490	130,945
Eksportfinans ASA 4.55%–4.75% due 1/22–3/10/2008[6]	127,800	126,351
Siemens Capital Co. LLC 4.80% due 12/13–12/26/2007[6]	125,000	124,740
American General Finance Corp. 4.88% due 1/30/2008	75,000	74,349
International Lease Finance Corp. 4.85% due 1/30/2008	45,000	44,612
Swedbank Mortgage AB 5.04%–5.37% due 1/18–1/23/2008	108,900	108,139
Credit Suisse New York Branch 5.30%–5.57% due 12/6/2007–1/18/2008	104,900	104,516
Thunder Bay Funding, LLC 4.95%–5.07% due 12/5/2007–1/15/2008[6]	100,000	99,635
Liberty Street Funding Corp. 5.10%–5.11% due 12/17–12/19/2007[6]	96,400	96,149
IBM International Group Capital LLC 4.70% due 1/10/2008[6]	85,200	84,733
KfW International Finance Inc. 4.48% due 12/19/2007[6]	75,000	74,823
Total Capital SA 4.78%–4.81% due 12/21–12/31/2007[6]	51,800	51,620
BMW U.S. Capital LLC 4.73% due 12/5/2007[6]	50,000	49,965
Lloyds Bank PLC 4.71% due 2/28/2008	50,000	49,364
Wells Fargo & Co. 4.56% due 12/19/2007	16,700	16,660
Federal Farm Credit Banks 4.37% due 3/25/2008	11,000	10,862

Total short-term securities (cost: $13,221,462,000)		13,223,680

Total investment securities (cost: $88,105,589,000)		$113,099,335
Other assets less liabilities		210,322

Net assets		$113,309,657

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $790,020,000.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 2/28/2003 with a cost of $5,113,000) may be subject to legal or contractual restrictions on resale.

[5]	Scheduled interest and/or principal payment was not received.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,697,102,000, which represented 3.26% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-933-0108O-S10907

Summary investment portfolio,November 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Financials	20.13%
Telecommunication services	9.63
Consumer discretionary	8.41
Utilities	8.05
Energy	7.41
Other industries	34.17
Convertible securities	.33
Bonds & notes	.01
Short-term securities & other assets less liabilities	11.86
[end pie chart]

Country diversification (percent of net assets)
Euro zone	29.7%
United States	18.2
United Kingdom	8.4
Switzerland	3.5
Taiwan	3.3
South Korea	3.0
Brazil	2.8
Australia	2.7
Japan	2.4
Other countries	14.1
Bonds, short-term securities & other assets less liabilities	11.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 87.80%		(000)	assets

Financials - 20.13%
Banco Santander, SA	99,504,804	$2,136,761	1.89%
HSBC Holdings PLC (United Kingdom)	48,207,769	823,136
HSBC Holdings PLC (Hong Kong)	19,779,200	335,559	1.02
UniCredito Italiano SpA	99,312,640	848,101	.75
AXA SA	18,457,722	756,171	.67
Bank of America Corp.	15,403,650	710,570	.63
Citigroup Inc.	21,062,500	701,381	.62
Banco Itaú Holding Financeira SA, preferred nominative	25,062,300	693,529	.61
BNP Paribas SA	5,892,870	666,859	.59
Banco Bradesco SA, preferred nominative	20,697,838	658,378	.58
Shinhan Financial Group Co., Ltd.	11,967,200	651,126	.57
Lloyds TSB Group PLC	59,635,000	607,272	.54
Fannie Mae	3,265,000	125,441	.11
Other securities		13,096,620	11.55
		22,810,904	20.13

Telecommunication services - 9.63%
Koninklijke KPN NV	81,518,700	1,501,820	1.33
Vodafone Group PLC	297,822,328	1,116,303	.98
AT&T Inc.	27,715,874	1,059,024	.93
France Télécom SA	26,826,626	1,021,114	.90
Singapore Telecommunications Ltd.	268,448,810	720,120	.64
Verizon Communications Inc.	14,500,000	626,545	.55
Telenor ASA (1)	26,355,000	613,234	.54
Telefónica, SA	17,753,500	596,596	.53
Other securities		3,660,334	3.23
		10,915,090	9.63

Consumer discretionary - 8.41%
Vivendi SA	25,536,300	1,175,764	1.04
DaimlerChrysler	8,914,000	909,370	.80
Renault SA	5,977,331	871,933	.77
Cie. Générale des Etablissements Michelin, Class B	7,169,000	852,070	.75
OPAP (Greek Organization of Football Prognostics) SA	15,949,410	621,360	.55
Other securities		5,098,978	4.50
		9,529,475	8.41

Utilities - 8.05%
E.ON AG	13,038,214	2,664,419	2.35
RWE AG	15,427,700	2,113,129	1.86
SUEZ SA	12,417,260	828,356	.73
Veolia Environnement	7,548,877	699,462	.62
Other securities		2,811,730	2.49
		9,117,096	8.05

Energy - 7.41%
Royal Dutch Shell PLC, Class B	20,949,312	841,252
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	425,065
Royal Dutch Shell PLC, Class A	7,850,000	317,451
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	92,103	1.48
TOTAL SA	10,079,000	816,514
TOTAL SA (ADR)	2,250,000	182,070	.88
Chevron Corp.	9,376,962	823,016	.73
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	8,481,000	688,403	.61
Other securities		4,215,447	3.71
		8,401,321	7.41

Materials - 7.22%
Bayer AG, non-registered shares	20,853,500	1,723,323	1.52
China Steel Corp.	574,730,229	757,044	.67
Linde AG	4,639,800	608,562	.54
Other securities		5,092,146	4.49
		8,181,075	7.22

Consumer staples - 6.19%
Diageo PLC	73,775,587	1,658,858	1.46
Nestlé SA	1,774,500	853,760	.75
Tesco PLC	77,505,563	763,739	.67
Other securities		3,736,976	3.31
		7,013,333	6.19

Health care - 5.98%
Novo Nordisk A/S, Class B	12,087,200	1,539,301	1.36
Roche Holding AG	7,984,016	1,524,504	1.35
Abbott Laboratories	10,206,000	586,947	.52
Other securities		3,118,967	2.75
		6,769,719	5.98

Information technology - 5.54%
Microsoft Corp.	48,104,000	1,616,294	1.43
Taiwan Semiconductor Manufacturing Co. Ltd.	369,563,212	694,112
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	16,194,748	160,652	.75
Other securities		3,806,860	3.36
		6,277,918	5.54

Industrials - 5.14%
General Electric Co.	24,040,100	920,495	.81
Siemens AG	5,248,992	798,563	.70
United Parcel Service, Inc., Class B	9,183,600	676,648	.60
Other securities		3,432,414	3.03
		5,828,120	5.14

MISCELLANEOUS - 4.10%
Other common stocks in initial period of acquisition		4,643,427	4.10

Total common stocks (cost: $74,469,001,000)		99,487,478	87.80

Convertible securities - 0.33%

Other - 0.33%
Other securities		378,008	.33

Total convertible securities (cost: $400,171,000)		378,008	.33

Bonds & notes - 0.01%

Other - 0.01%
Other securities		10,169	.01

Total bonds & notes (cost: $14,955,000)		10,169	.01

	Principal
	amount
Short-term securities - 11.67%	(000)

Federal Home Loan Bank 4.17%-4.68% due 12/4/2007-5/9/2008	$1,968,678	1,953,530	1.72
Fannie Mae 4.12%-4.67% due 12/3/2007-5/2/2008	1,061,274	1,054,277	.93
Freddie Mac 4.23%-4.91% due 12/4/2007-3/20/2008	984,470	978,553	.86
General Electric Capital Corp. 4.83%-4.88% due 2/5-2/28/2008	500,000	494,910	.44
HSBC USA Inc. 4.82%-5.05% due 1/3-2/27/2008	150,000	148,513	.13
Other securities		8,593,897	7.59
		13,223,680	11.67

Total short-term securities (cost: $13,221,462,000)		13,223,680	11.67

Total investment securities (cost: $88,105,589,000)		113,099,335	99.81
Other assets less liabilities		210,322	.19

Net assets		$113,309,657	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933.  Some of these securities (with aggregate value of $3,697,102,000, which represented 3.26% of the net assets of the fund) may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.  One of these securities (with market value of $39,912,000, which represented .04% of the net asset of the fund) may be subject to legal or contractual restrictions on resale.  Also includes securities (with aggregate value of $790,020,000), which were valued under fair value procedures adopted by authority of the board of directors.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2007, appear below.

	Beginning shares			Ending shares	Dividend income	Market value of affiliates at 11/30/07
		Additions	Reductions		(000)	(000)
James Hardie Industries NV	23,136,900	2,575,000	2,327,553	23,384,347	$6,103	$129,893
Spark Infrastructure	56,535,632	-	-	56,535,632	7,076	98,449
Koninklijke DSM NV (2)	10,097,356	13,769	6,431,000	3,680,125	11,686	-
					$24,865	$228,342

(2)Unaffiliated issuer at 11/30/2007.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements
Statement of assets and liabilities
at November 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $87,926,827)	$112,870,993
Affiliated issuers (cost: $178,762)	228,342	$113,099,335
Cash denominated in non-U.S. currencies (cost: $6,434)		6,443
Cash		16,107
Receivables for:
Sales of investments	311,143
Sales of fund's shares	274,897
Dividends and interest	214,265
Other	509	800,814
		113,922,699
Liabilities:
Payables for:
Purchases of investments	427,486
Repurchases of fund's shares	80,647
Investment advisory services	30,603
Services provided by affiliates	69,734
Directors' deferred compensation	1,795
Other	2,777	613,042
Net assets at November 30, 2007		$113,309,657

Net assets consist of:
Capital paid in on shares of capital stock		$79,579,695
Undistributed net investment income		894,607
Undistributed net realized gain		7,840,064
Net unrealized appreciation		24,995,291
Net assets at November 30, 2007		$113,309,657

Total authorized capital stock - 4,000,000 shares, $.01 par value (2,336,802 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
			*
Class A	$82,898,974	1,707,218	$48.56
Class B	4,731,389	98,018	48.27
Class C	9,909,486	205,958	48.11
Class F	6,406,389	132,132	48.48
Class 529-A	1,791,273	36,961	48.46
Class 529-B	214,372	4,440	48.28
Class 529-C	502,446	10,410	48.27
Class 529-E	82,466	1,704	48.40
Class 529-F	42,870	884	48.50
Class R-1	153,400	3,181	48.22
Class R-2	1,245,863	25,895	48.11
Class R-3	1,901,083	39,341	48.32
Class R-4	1,508,942	31,126	48.48
Class R-5	1,920,704	39,534	48.58
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $51.52 and $51.42, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $247,997; also includes $24,865 from affiliates)	$2,936,106
Interest (net of non-U.S. taxes of $1,325)	402,467	$3,338,573

Fees and expenses(*):
Investment advisory services	360,645
Distribution services	331,668
Transfer agent services	65,825
Administrative services	31,842
Reports to shareholders	2,483
Registration statement and prospectus	3,906
Postage, stationery and supplies	6,422
Directors' compensation	964
Auditing and legal	321
Custodian	16,815
State and local taxes	813
Other	2,457
Total fees and expenses before reimbursements/waivers	824,161
Less reimbursements/waivers of fees and expenses:
Investment advisory services	36,064
Administrative services	191
Total fees and expenses after reimbursements/waivers		787,906
Net investment income		2,550,667

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $69,359 net gain from affiliates)	8,118,979
Non-U.S. currency transactions	(16,777)	8,102,202
Net unrealized appreciation on:
Investments	7,632,204
Non-U.S. currency translations	881	7,633,085
Net realized gain and unrealized appreciation on investments and non-U.S. currency		15,735,287
Net increase in net assets resulting from operations		$18,285,954

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30,
	2007	2006
Operations:
Net investment income	$2,550,667	$1,523,017
Net realized gain on investments and non-U.S. currency transactions	8,102,202	3,643,487
Net unrealized appreciation on investments and non-U.S. currency translations	7,633,085	8,412,601
Net increase in net assets resulting from operations	18,285,954	13,579,105

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(2,206,736)	(1,457,079)
Distributions from net realized gain on investments	(3,391,660)	(2,018,554)
Total dividends and distributions paid to shareholders	(5,598,396)	(3,475,633)

Net capital share transactions	20,657,667	18,681,372

Total increase in net assets	33,345,225	28,784,844

Net assets:
Beginning of year	79,964,432	51,179,588
End of year (including undistributed net investment income: $894,607 and $541,515, respectively)	$113,309,657	$79,964,432

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2007, there were no non-U.S. taxes paid on realized gains. As of November 30, 2007, non-U.S. taxes provided on unrealized gains were $660,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended November 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2001.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2007, the fund reclassified $9,808,000 from undistributed net realized gain to undistributed net investment income; and reclassified $647,000 from undistributed net investment income and $247,735,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,089,932
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2007, through November 30, 2007)*	(1,940)
Undistributed long-term capital gain	7,678,336
Gross unrealized appreciation on investment securities	26,871,031
Gross unrealized depreciation on investment securities	(1,907,147)
Net unrealized appreciation on investment securities	24,963,884
Cost of investment securities	88,135,451
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2007			Year ended November 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,721,055	$2,548,941	$4,269,996	$1,173,972	$1,566,910	$2,740,882
Class B	68,890	146,714	215,604	44,562	85,725	130,287
Class C	134,662	281,690	416,352	79,181	151,292	230,473
Class F	124,060	177,513	301,573	74,253	96,470	170,723
Class 529-A	33,526	46,762	80,288	18,835	23,467	42,302
Class 529-B	2,797	6,071	8,868	1,627	3,250	4,877
Class 529-C	6,343	13,111	19,454	3,386	6,522	9,908
Class 529-E	1,397	2,269	3,666	819	1,202	2,021
Class 529-F	790	958	1,748	411	472	883
Class R-1	1,869	3,716	5,585	950	1,761	2,711
Class R-2	16,676	34,264	50,940	9,296	17,522	26,818
Class R-3	30,911	49,179	80,090	16,829	25,037	41,866
Class R-4	26,793	36,915	63,708	14,171	17,707	31,878
Class R-5	36,967	43,557	80,524	18,787	21,217	40,004
Total	$2,206,736	$3,391,660	$5,598,396	$1,457,079	$2,018,554	$3,475,633

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.352% on such assets in excess of $89 billion. The board of directors approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $115 billion from a rate of 0.352% to a rate of 0.350%. CRMC is currently waiving 10% of investment advisory services fees. During the year ended November 30, 2007, total investment advisory services fees waived by CRMC were $36,064,000. As a result, the fee shown on the accompanying financial statements of $360,645,000, which was equivalent to an annualized rate of 0.372%, was reduced to $324,581,000, or 0.335% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2007, the total administrative services fees paid by CRMC were $1,000 and $190,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$166,230	$62,070	Not applicable	Not applicable	Not applicable
Class B	41,164	3,755	Not applicable	Not applicable	Not applicable
Class C	82,688	Included in administrative services	$10,449	$1,147	Not applicable
Class F	13,135		4,452	540	Not applicable
Class 529-A	2,814		1,244	154	$ 1,450
Class 529-B	1,789		154	39	179
Class 529-C	4,057		348	73	406
Class 529-E	343		59	7	69
Class 529-F	-		27	3	32
Class R-1	1,170		133	51	Not applicable
Class R-2	7,734		1,524	2,943	Not applicable
Class R-3	7,613		2,244	829	Not applicable
Class R-4	2,931		1,730	78	Not applicable
Class R-5	Not applicable		1,451	27	Not applicable
Total	$331,668	$65,825	$23,815	$5,891	$2,136

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $964,000, shown on the accompanying financial statements, includes $584,000 in current fees (either paid in cash or deferred) and a net increase of $380,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2007
Class A	$15,978,646	355,806	$4,099,199	95,975	$(6,840,224)	(151,977)	$13,237,621	299,804
Class B	881,784	19,769	207,589	4,902	(336,173)	(7,510)	753,200	17,161
Class C	2,710,096	60,784	397,080	9,401	(848,748)	(19,024)	2,258,428	51,161
Class F	2,141,030	47,429	270,384	6,335	(868,636)	(19,236)	1,542,778	34,528
Class 529-A	503,152	11,260	80,275	1,878	(73,953)	(1,641)	509,474	11,497
Class 529-B	47,577	1,066	8,865	209	(7,205)	(161)	49,237	1,114
Class 529-C	154,535	3,463	19,450	459	(29,004)	(647)	144,981	3,275
Class 529-E	21,196	476	3,666	86	(4,780)	(106)	20,082	456
Class 529-F	16,788	374	1,748	41	(2,097)	(47)	16,439	368
Class R-1	76,159	1,695	5,485	129	(29,883)	(667)	51,761	1,157
Class R-2	507,400	11,416	50,887	1,204	(241,974)	(5,404)	316,313	7,216
Class R-3	877,597	19,552	79,978	1,879	(394,129)	(8,779)	563,446	12,652
Class R-4	791,684	17,589	63,687	1,488	(363,024)	(8,070)	492,347	11,007
Class R-5	771,389	17,126	76,610	1,784	(146,439)	(3,265)	701,560	15,645
Total net increase
(decrease)	$25,479,033	567,805	$5,364,903	125,770	$(10,186,269)	(226,534)	$20,657,667	467,041

Year ended November 30, 2006
Class A	$14,421,402	369,802	$2,627,089	71,294	$(4,325,381)	(110,788)	$12,723,110	330,308
Class B	943,607	24,326	125,519	3,435	(215,465)	(5,546)	853,661	22,215
Class C	2,294,884	59,263	220,045	6,037	(525,031)	(13,562)	1,989,898	51,738
Class F	1,570,048	40,122	153,458	4,169	(500,309)	(12,866)	1,223,197	31,425
Class 529-A	364,872	9,376	42,297	1,148	(35,371)	(904)	371,798	9,620
Class 529-B	42,008	1,083	4,877	134	(3,838)	(99)	43,047	1,118
Class 529-C	109,350	2,814	9,908	271	(13,867)	(356)	105,391	2,729
Class 529-E	17,366	448	2,021	55	(2,281)	(58)	17,106	445
Class 529-F	8,449	217	883	24	(1,622)	(42)	7,710	199
Class R-1	40,698	1,045	2,653	73	(11,512)	(297)	31,839	821
Class R-2	355,459	9,179	26,793	735	(121,626)	(3,134)	260,626	6,780
Class R-3	515,578	13,241	41,837	1,141	(184,147)	(4,734)	373,268	9,648
Class R-4	427,872	10,967	31,844	864	(136,093)	(3,500)	323,623	8,331
Class R-5	401,305	10,365	37,512	1,015	(81,719)	(2,098)	357,098	9,282
Total net increase
(decrease)	$21,512,898	552,248	$3,326,736	90,395	$(6,158,262)	(157,984)	$18,681,372	484,659

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $38,161,711,000 and $27,354,083,000, respectively, during the year ended November 30, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income (2)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (3) (4)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (4)	Ratio of net income to average net assets (2) (4)
Class A:
Year ended 11/30/2007	$42.82	$1.24	$7.40	$8.64	$(1.10)	$(1.80)	$(2.90)	$48.56	21.23%	$82,899	.73%	.69%	2.75%
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265	.73	.69	2.44
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841	.76	.73	2.41
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137	.77	.77	2.28
Year ended 11/30/2003	22.80	.65	5.73	6.38	(.56)	-	(.56)	28.62	28.52	14,703	.81	.81	2.70
Class B:
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158	1.55	1.52	1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265	1.55	1.55	1.52
Year ended 11/30/2003	22.72	.45	5.72	6.17	(.39)	-	(.39)	28.50	27.52	537	1.58	1.58	1.85
Class C:
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781	1.61	1.57	1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836	1.62	1.61	1.46
Year ended 11/30/2003	22.68	.42	5.71	6.13	(.38)	-	(.38)	28.43	27.40	615	1.65	1.65	1.71
Class F:
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406	.75	.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174	.76	.72	2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445	.82	.78	2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243	.86	.85	2.21
Year ended 11/30/2003	22.78	.61	5.75	6.36	(.55)	-	(.55)	28.59	28.43	470	.89	.89	2.49
Class 529-A:
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791	.80	.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089	.79	.75	2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585	.83	.80	2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272	.86	.85	2.21
Year ended 11/30/2003	22.78	.63	5.73	6.36	(.55)	-	(.55)	28.59	28.43	93	.87	.87	2.55
Class 529-B:
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81	1.70	1.67	1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44	1.75	1.74	1.32
Year ended 11/30/2003	22.74	.40	5.73	6.13	(.36)	-	(.36)	28.51	27.28	18	1.78	1.78	1.64
Class 529-C:
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162	1.69	1.65	1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80	1.74	1.73	1.34
Year ended 11/30/2003	22.74	.41	5.71	6.12	(.36)	-	(.36)	28.50	27.25	29	1.76	1.76	1.66
Class 529-E:
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30	1.17	1.13	1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14	1.21	1.20	1.86
Year ended 11/30/2003	22.77	.54	5.73	6.27	(.48)	-	(.48)	28.56	27.97	5	1.23	1.23	2.17

Class 529-F:
Year ended 11/30/2007	$42.78	$1.31	$7.36	$8.67	$(1.15)	$(1.80)	$(2.95)	$48.50	21.36%	$43	.60%	.57%	2.89%
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22	.61	.58	2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12	.76	.73	2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6	.96	.95	2.12
Year ended 11/30/2003	22.80	.61	5.72	6.33	(.54)	-	(.54)	28.59	28.31	1	.98	.98	2.48
Class R-1:
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44	1.63	1.58	1.54
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17	1.67	1.64	1.44
Year ended 11/30/2003	22.75	.38	5.77	6.15	(.40)	-	(.40)	28.50	27.43	5	1.78	1.66	1.48
Class R-2:
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437	1.79	1.57	1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201	1.93	1.60	1.47
Year ended 11/30/2003	22.73	.43	5.71	6.14	(.42)	-	(.42)	28.45	27.44	57	2.23	1.62	1.72
Class R-3:
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628	1.15	1.12	2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285	1.20	1.19	1.87
Year ended 11/30/2003	22.77	.50	5.75	6.25	(.49)	-	(.49)	28.53	27.90	76	1.29	1.24	1.98
Class R-4:
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509	.81	.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860	.82	.78	2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435	.84	.81	2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182	.85	.84	2.22
Year ended 11/30/2003	22.81	.55	5.80	6.35	(.56)	-	(.56)	28.60	28.36	25	.90	.89	2.18
Class R-5:
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921	.50	.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023	.52	.48	2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541	.54	.50	2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287	.54	.54	2.48
Year ended 11/30/2003	22.81	.70	5.74	6.44	(.62)	-	(.62)	28.63	28.82	110	.56	.56	2.88

	Year ended November 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	30%	30%	26%	21%	27%

(1) Based on average shares outstanding.
(2) For the year ended November 30, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been approximately the same.

(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2008

Tax information
                                                                                                 unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2007:

Long-term capital gains	$3,391,660,000
Foreign taxes	242,772,000
Foreign source income	2,925,118,000
Qualified dividend income	100%
Corporate dividends received deduction	$575,654,000
U.S. government income that may be exempt from state taxation	18,225,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.